Exhibit 99.2


                                   Dataradio Inc.
                   Consolidated Balance Sheets (Unaudited)
                                (in Canadian Dollars)


                                                  January 31,     July 31,
                                                      2006          2005
                                                 -----------   -----------
                  ASSETS
Current
  Cash                                           $ 6,197,143   $ 6,217,804
  Accounts receivable                              3,235,135     4,811,410
  Unbilled receivables                             1,616,744     1,616,744
  Inventories                                      6,552,286     5,748,465
  Prepaid expenses and other current assets        1,666,053       276,448
  Future income taxes                                615,362       722,640
  Derivative instruments                                  -         12,610
                                                 -----------   -----------
Total current assets                              19,882,723    19,406,121

Future income taxes                                  668,962       684,031
Property, plant and equipment                      1,294,935     1,365,447
                                                 -----------   -----------
                                                 $21,846,620   $21,455,599
                                                 ===========   ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current
  Accounts payable and accrued liabilities       $ 3,451,719   $ 2,811,129
  Deferred revenues                                  404,798       297,724
  Income and other taxes payable                          -        186,252
  Future income taxes                                287,219       287,219
                                                 -----------   -----------
Total current liabilities                          4,143,736     3,582,324

Long term deferred revenues                          359,089       316,841
Future income taxes                                  226,328       226,567
                                                 -----------   -----------
                                                   4,729,153     4,125,732

SHAREHOLDERS' EQUITY
Capital stock                                     11,008,166    11,008,166
Retained earnings                                  6,109,301     6,321,701
                                                 ------------   -----------
Total shareholders' equity                        17,117,467    17,329,867
                                                 -----------   -----------
                                                 $21,846,620   $21,455,599
                                                 ===========   ===========





           See notes to unaudited consolidated financial statements.

                                 Dataradio Inc.
        Consolidated Statements of Income and Retained Earnings (Unaudited)
                              (in Canadian Dollars)


                                                Six Months Ended January 31,
                                                ----------------------------
                                                   2006              2005
                                                -----------      -----------


Revenues                                        $16,670,648      $17,890,883

Cost of goods sold                                7,501,025        8,347,204
                                                -----------      -----------

Gross profit                                      9,169,623        9,543,679
                                                -----------      -----------
Expenses
  Sales and marketing                             2,880,864        3,188,544
  Administration                                  1,706,790        1,812,569
  Research and development                        2,581,223        2,519,281
  Interest (income) expense, net                    (32,901)           5,891
  Foreign exchange loss                             598,406          453,616
  Amortization and write-off of property,
    plant and equipment                             223,548          279,125
                                                -----------      -----------
                                                  7,957,930        8,259,026
                                                -----------      -----------

Income before income taxes                        1,211,693        1,284,653

Income tax provision                                424,093          451,504
                                                -----------      -----------

Net income                                      $   787,600      $   833,149
                                                ===========      ===========


Retained earnings
    Beginning of period                         $ 6,321,701      $ 4,399,721
    Net income                                      787,600          833,149
    Dividends                                    (1,000,000)      (1,000,000)
                                                -----------      -----------
    End of period                               $ 6,109,301      $ 4,232,870
                                                ===========      ===========





          See notes to unaudited consolidated financial statements.

                                 Dataradio Inc.
                 Consolidated Statements of Cash Flows (Unaudited)
                             (in Canadian Dollars)


                                                Six Months Ended January 31,
                                                ----------------------------
                                                   2006              2005
                                                -----------      -----------

OPERATING ACTIVITIES
Net income                                      $   787,600      $   833,149
Add (deduct) items not affecting cash
  Amortization and write-off of property,
    plant and equipment                             223,548          279,125
  Future income tax provision (recovery)            122,108           32,002
  Increase (decrease) in deferred revenues          149,322         (589,725)
  Changes in fair value of derivative
     instruments                                     12,610            9,450
                                                -----------      -----------
                                                  1,295,188          564,001
Net change in non-cash working capital
  balances relating to operations                  (162,813)       1,166,961
                                                -----------      -----------
Cash flows related to operating activities        1,132,375        1,730,962
                                                -----------      -----------

INVESTING ACTIVITIES
Additions to property, plant and equipment         (153,036)        (232,773)
                                                -----------      -----------
Cash flows related to investing activities         (153,036)        (232,773)
                                                -----------      -----------

FINANCING ACTIVITIES
Repayment of due to shareholders and
  affiliated companies                                   -        (1,808,108)
Dividends                                        (1,000,000)      (1,000,000)
                                                -----------      -----------
Cash flows related to financing activities       (1,000,000)      (2,808,108)
                                                -----------      -----------

Decrease in cash                                    (20,661)      (1,309,919)
Cash, beginning of year                           6,217,804        8,498,692
                                                -----------      -----------
Cash, end of year                               $ 6,197,143      $ 7,188,773
                                                ===========      ===========

Supplemental cash flow information
Cash paid during the year for:
   Interest                                     $       696      $    25,818
   Income taxes                                 $ 1,563,673      $   716,772





          See notes to unaudited consolidated financial statements.

DATARADIO INC.
            NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
                SIX MONTHS ENDED JANUARY 31, 2006 and 2005


Note 1 - DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

     Dataradio Inc. (the "Company") designs, manufactures, markets, sells and supports a broad range of wireless modems, infrastructure and supporting software for fixed and mobile applications.

     Certain notes and other information are condensed in or omitted from the unaudited interim financial statements. These interim financial statements, which are prepared in accordance with Canadian generally accepted accounting principles, follow the same accounting policies and methods as the annual audited financial statements of the Company. Therefore, these unaudited interim financial statements should be read in conjunction with the audited financial statements for the year ended July 31, 2005.

     In the opinion of the Company's management, the accompanying consolidated interim financial statements reflect all adjustments necessary to present fairly the Company's financial position at January 31, 2006 and its results of operations for the six months ended January 31, 2006 and 2005. The results of operations for such periods are not necessarily indicative of results to be expected for the full fiscal year.

     The accompanying consolidated interim financial statements include the accounts of Dataradio and its subsidiaries. All intercompany transactions and accounts have been eliminated in consolidation.


Note 2 - INVENTORIES

     Inventories consist of the following:

                                           January 31,       July 31,
                                               2006            2005
                                           ---------        ---------
     Raw materials                        $5,415,943       $4,701,283
     Work in process                         391,151          157,543
     Finished goods                          745,192          889,639
                                           ---------        ---------
                                          $6,552,286       $5,748,465
                                           =========        =========

Note 3 - PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment consist of the following:

                                           January 31,      July 31,
                                              2006            2005
                                           ---------        ---------
     Research and test equipment          $3,282,389       $3,301,933
     Furniture and fixtures                  748,479          767,144
     Computers                             1,140,476        1,164,413
     Tooling                                 706,311          730,479
     Leasehold improvements                  287,490          333,743
                                           ---------        ---------
                                           6,165,145        6,297,712
     Less accumulated depreciation
       and amortization                   (4,870,210)      (4,932,265)
                                           ---------        ---------
                                          $1,294,935       $1,365,447
                                           =========        =========

Note 4 - NET CHANGE IN NON-CASH WORKING CAPITAL BALANCES
         RELATING TO OPERATIONS

                                           Six Months Ended January 31,
                                           ----------------------------
                                               2006            2005
                                           ---------        ---------
Decrease (increase) in:
  Accounts receivable                     $1,576,275       $  964,242
  Inventories                               (803,821)         310,788
  Prepaid expense and
    other current assets                  (1,389,605)         (46,231)
Increase (decrease) in:
  Accounts payable and accrued liabilities   640,590          190,945
  Income and other taxes payable            (186,252)        (252,783)
                                           ---------        ---------
                                          $ (162,813)      $1,166,961
                                           =========        =========

Note 5 - RELATED PARTY TRANSACTIONS

     The Company incurred occupancy costs of $286,829 and $286,399 in the six months ended January 31, 2006 and 2005, respectively, which were paid to a lessor controlled by certain stockholders of the Company.


Note 6 - COMMITMENTS AND CONTINGENCIES

     As of January 31, 2006, minimum annual lease costs, including leases with related parties are as follows:

                                            Related           Third
                                            parties          parties
                                           ---------        ---------
2006 (remaining through July 31, 2006)    $  158,036       $  229,273
2007                                         316,072          361,141
2008                                         316,072          263,737
2009                                         263,393          175,825
                                           ---------        ---------
                                          $1,053,573       $1,029,976
                                           =========        =========

Note 7 - SEGMENTED INFORMATION

     Management believes the Company operates in a single business segment consisting of design, manufacture, marketing and sale of wireless components, software and systems primarily for private networks.

Geographic information

     The following table present revenues based on the location of customers and property, plant and equipment based on their location:

                                           Six Months Ended January 31,
                                           ----------------------------
                                              2006            2005
                                           ----------     -----------
Revenues:
  Canada                                  $ 2,219,979    $ 4,236,573
  United States                            11,454,545     11,894,313
  Other foreign countries                   2,996,124      1,759,997
                                           ----------     ----------
                                          $16,670,648    $17,890,883
                                           ==========     ==========

                                          January 31,       July 31,
                                              2006            2005
                                           ----------     -----------
Property, plant and equipment, net:
  Canada                                  $   866,808    $   917,737
  United States                               428,127        447,710
                                           ----------     ----------
                                          $ 1,294,935    $ 1,365,447
                                           ==========      =========